UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 15, 2009

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(877) 888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

901 Civic Center - Amendment to Purchase and Sale Agreement

As previously reported on our Current Report on Form 8-K filed on April 27, 2009 and May 6, 2009, and in our Quarterly Report on Form 10-Q filed on May 18, 2009, we, through NNN VF 901 Civic, LLC, our subsidiary, along with NNN 901 Civic, LLC, entered into an Agreement for Purchase and Sale of Real Property and Escrow Instructions on April 21, 2009, or the Agreement, and two amendments to the Agreement, for the sale of 901 W. Civic Center Drive, located in Santa Ana, California, or the 901 Civic Center property, to Robert Ko, an unaffiliated third party, or the Buyer, for a sales price of $11,250,000. NNN VF 901 Civic, LLC and NNN 901 Civic, LLC are collectively referred to as the Seller. Our manager, Grubb & Ellis Realty Investors, LLC, is also the manager of NNN 901 Civic, LLC. We own, through NNN VF 901 Civic, LLC, a 96.9% interest in the 901 Civic Center property.

On May 15, 2009, the Buyer and Seller entered into a Third Amendment to Agreement for Purchase and Sale, or the Third Amendment. The material terms of the Third Amendment provide for an extension of the Buyer’s financing contingency period from May 15, 2009 to May 22, 2009, for the sole purpose of Seller providing evidence, that is reasonably acceptable to the Buyer and approved by the Buyer’s lender, that any environmental issues relating to an underground storage tank that was formerly located on the 901 Civic Center property have been resolved. The closing is expected to occur during the second quarter of 2009; however, we can provide no assurance that we will be able to complete the sale of the 901 Civic Center property in the anticipated timeframe, or at all.

The material terms of the Third Amendment is qualified in its entirety by the terms of the amendment attached hereto as Exhibit 10.1 to this Current Report on Form 8-K

901 Civic Center - Loan Modification

The information reported in Item 2.03 of this Current Report on Form 8-K, is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported on the Current Report on Form 8-K filed on June 30, 2008, we and NNN VF 901 Civic, LLC, our subsidiary, entered into two Modification of Loan Documents, with NNN 901 Civic, LLC, an entity also managed by our manager, Grubb & Ellis Realty Investors, LLC, and LaSalle Bank National Association (currently known as Bank of America, N.A.) or Lender, in connection with a senior mortgage loan and a mezzanine mortgage loan on 901 Civic Center located in Santa Ana, California, or the 901 Civic Center property, with maturity dates of May 12, 2009.

Senior Loan Modification

On May 15, 2009, we entered into a Modification of Deed of Trust and Other Loan Documents, effective May 12, 2009, to extend the maturity date of our senior mortgage loan on the 901 Civic Center property to August 10, 2009. The material terms of the extension provide for: (i) an amendment of the interest rate to 3.50% above the British Bankers Association LIBOR rate per annum (0.53% as of March 31, 2009); (ii) payment of a loan extension fee of $15,000 and payment of other expenses incurred in connection with the loan modification, such as title endorsement costs and legal fees; and (iii) reaffirmation of guaranty. We have unconditionally and irrevocably guaranteed full and prompt payment of the principal sum of the senior promissory note in accordance with its terms when due and any and all sums owing under any swap agreements entered into. Based on the terms of the senior promissory note and the outstanding principal balance as of March 31, 2009, we have calculated the Senior Guaranty amount to be approximately $4,200,000.

Mezzanine Loan Modification

On May 15, 2009, we also entered into a Modification of Deed of Trust and Other Loan Documents, effective May 12, 2009, to extend the maturity date of our mezzanine mortgage loan on the 901 Civic Center property to August 10, 2009. The material terms of the extension provide for: (i) an amendment of the interest rate to 8.00% above the British Bankers Association LIBOR rate per annum; (ii) payment of a loan extension fee of $3,000 and payment of other expenses incurred in connection with the loan modification, such as title endorsement costs and legal fees; and (iii) reaffirmation of guaranty. We have unconditionally and irrevocably guaranteed full and prompt payment of the principal sum of the Mezzanine Promissory Note in accordance with its terms when due and any and all sums owing under any swap agreements entered into. Based on the terms of the Mezzanine Promissory Note and the outstanding principal balance as of March 31, 2009, we have calculated the Mezzanine Guaranty amount to be approximately $800,000.

The material terms of the two Modification of Deed of Trust and Other Loan Documents discussed above are qualified in their entirety by the terms of the documents attached hereto as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Third Amendment to Agreement for Purchase and Sale by and among NNN VF 901 Civic, LLC, NNN 901 Civic, LLC and Robert Ko, dated May 15, 2009

10.2 Modification of Deed of Trust and Other Loan Documents dated May 15, 2009, effective as of May 12, 2009, by and among NNN VF 901 Civic, LLC, NNN 901 Civic, LLC, NNN 2003 Value Fund, LLC and Bank of America, N.A. (Senior Loan Modification)

10.3 Modification of Deed of Trust and Other Loan Documents dated May 15, 2009, effective as of May 12, 2009, by and among NNN VF 901 Civic, LLC, NNN 901 Civic, LLC, NNN 2003 Value Fund, LLC and Bank of America, N.A. (Mezzanine Loan Modification)

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

May 20, 2009	By:	/s/ Kent W. Peters

Name: Kent W. Peters
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Third Amendment to Agreement for Purchase and Sale by and among NNN VF 901 Civic, LLC, NNN 901 Civic, LLC and Robert Ko, dated May 15, 2009
10.2	Modification of Deed of Trust and Other Loan Documents dated May 15, 2009, effective as of May 12, 2009, by and among NNN VF 901 Civic, LLC, NNN 901 Civic, LLC, NNN 2003 Value Fund, LLC and Bank of America, N.A. (Senior Loan Modification)
10.3	Modification of Deed of Trust and Other Loan Documents dated May 15, 2009, effective as of May 12, 2009, by and among NNN VF 901 Civic, LLC, NNN 901 Civic, LLC, NNN 2003 Value Fund, LLC and Bank of America, N.A. (Mezzanine Loan Modification)